Exhibit 10.8.2

SETTLEMENT AND RELEASE AGREEMENT

This SETTLEMENT AND RELEASE AGREEMENT (this “Agreement”) is entered into as of October 9, 2022 (the “Effective Date”), by and among (i) GRIID Infrastructure LLC, a Delaware limited liability company (“GRIID”), Griid Holdings LLC, a Delaware limited liability company (“Holdings”), and those additional persons that are joined as a party to that certain Existing Credit Agreement (as defined below) as borrowers and/or guarantor thereunder and as detailed on the signature page hereof (Griid and Holdings together with such additional persons which are signatories hereto as a GRIID Party, each, a “GRIID Party” and individually and collectively, jointly and severally, the “GRIID Parties”), (ii) each of the lenders identified as a “Lender” on Annex I attached to the Credit Agreement (together with each of its respective successors and assigns, if any, each a “Lender” and, collectively, the “Lenders”), (iii) Blockchain Access UK Limited, acting not individually but as agent on behalf of, and for the benefit of, the Lenders and all other Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, herein called the “Agent”), (iv) Blockchain Capital Solutions (US), Inc. (“Blockchain Capital” and together with the Lenders and Agent, the “Blockchain Parties”), and (v) Adit EdTech Acquisition Corp., a Delaware corporation (“Adit”) and Adit EdTech Sponsor, LLC (“Sponsor” and together with Adit, the “Adit Parties” and, together with the GRIID Parties and the Blockchain Parties, the “Parties”).

RECITALS

A. Certain of the GRIID Parties, Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of November 19, 2021 (as amended or modified prior to the date hereof, the “Existing Credit Agreement”) and that certain Amended and Restated Guaranty and Security Agreement dated as of November 29, 2021 (as amended or modified prior to the date hereof “Existing Security Agreement”);

B. GRIID and Customer are parties to that certain Mining Services Agreement dated as of March 21, 2022 (the “Existing Mining Services Agreement” and together with the Existing Credit Agreement, the Existing Security Agreement and the other Loan Documents (as defined in the Existing Credit Agreement), the “Subject Agreements”);

C. Adit and Griid Holdco LLC, the parent of GRIID, are parties to that certain Agreement and Plan of Merger dated as of November 29, 2021 among Adit, Griid Holdco LLC, ADEX Merger Sub, LLC;

D. Contemporaneously with the execution of this Agreement, the Parties are entering into that certain (i) Fourth Amended and Restated Credit Agreement dated as of the date hereof (the “Amended and Restated Credit Agreement”) that amends and restates the Existing Credit Agreement, (ii) Second Amended and Restated Guaranty and Security Agreement dated as of the date hereof (the “Amended and Restated Security Agreement”) that amends and restates the Existing Security Agreement , (iii) Warrant to purchase Class B Units issued by Griid Holdco LLC in favor of Blockchain Access UK Limited dated as of the date hereof (the “Warrant”), and (iv) Amended and Restated Mining Services Agreement dated as of the date hereof (the “Amended and Restated Mining Services Agreement” and, together with the Amended and Restated Credit Agreement, the Amended and Restated Security Agreement and the Warrant, the “Transaction Documents”) that amends and restates the Existing Mining Services Agreement;

E. In connection with entering into the Transaction Documents, the Parties have agreed to release each other with respect to claims related to the Existing Credit Agreement and Existing Mining Services Agreement;

F. Capitalized terms used herein and not defined herein shall have the meaning set forth in the Existing Credit Agreement or the Existing Mining Services Agreement, as the case may be;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the parties, intending to be legally bound, hereby covenant and agree as follows:

1. Release by the Blockchain Releasing Parties. The Blockchain Parties, on their own behalf and on behalf of their Affiliates, subsidiaries, successors and assigns (collectively, the “Blockchain Releasing Parties”), do hereby forever, absolutely, unconditionally and irrevocably release, discharge and acquit the GRIID Parties, and each of their Affiliates, subsidiaries, successors and assigns, and the officers, shareholders, directors, partners, members, managers, employees, parent and subsidiary corporations and partnerships, predecessors-in-interest, advisors, attorneys and agents of each (collectively with the GRIID Parties, the “GRIID Released Parties”), of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character and irrespective of how, why or by reason of what facts, whether heretofore or now existing or hereafter discovered, or which could, might or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, whether at law, equity or in administrative proceedings, whether at common law or pursuant to federal, state or local statute, each as though fully set forth herein at length, which either one, or any one or more of them, ever had, now have or which, absent the execution and delivery of this Agreement, they could have, resulting from the existing or past state of things, from the beginning of the world to the end of the day upon which the parties execute this Agreement (collectively, “Claims”) arising from, out of or in connection with any matter relating to the Subject Agreements (collectively, the “Blockchain Released Claims”); provided, that the GRIID Released Parties shall not be released from their respective obligations under the Transaction Documents.

2. Release by the GRIID Releasing Parties. The GRIID Parties, on their own behalf and on behalf of their Affiliates, subsidiaries, successors and assigns (collectively, the “GRIID Releasing Parties”), do hereby forever, absolutely, unconditionally and irrevocably release, discharge and acquit the Blockchain Parties, and each of their Affiliates, subsidiaries, successors and assigns, and the officers, shareholders, directors, partners, members, managers, employees, parent and subsidiary corporations and partnerships, predecessors-in-interest, advisors, attorneys and agents of each (collectively with the Blockchain Parties, the “Blockchain Released Parties”), of and from any and all Claims arising from, out of or in connection with any matter relating to the Subject Agreements (collectively the “GRIID Released Claims”); provided, that the Blockchain Released Parties shall not be released from their respective obligations under the Transaction Documents.

3. Mutual Release by Adit Releasing Parties and Blockchain Releasing Parties. The Adit Parties, on their own behalf and on behalf of their respective Affiliates, subsidiaries, successors and assigns (collectively, the “Adit Releasing Parties”), do hereby forever, absolutely, unconditionally and irrevocably release, discharge and acquit the Blockchain Released Parties of and from any and all Claims arising from, out of or in connection with any matter relating to the Subject Agreements (collectively the “Adit Released Claims”). The Blockchain Parties, on their own behalf and on behalf of the Blockchain Releasing Parties, do hereby forever, absolutely, unconditionally and irrevocably release, discharge and acquit Adit, Sponsor and each of their respective Affiliates, subsidiaries, successors and assigns, and the officers, shareholders, directors, partners, members, managers, employees, parent and subsidiary corporations and partnerships, predecessors-in-interest, advisors, attorneys and agents of each (collectively with Adit and Sponsor, the “Adit Released Parties”), of and from any and all Claims arising from, out of or in connection with any matter relating to the Subject Agreements (collectively the “Blockchain Adit Released Claims”).

4. Other Covenants.

(a) The Blockchain Releasing Parties, hereby (i) agree not to commence any legal proceedings against any of the GRIID Released Parties in respect of the Blockchain Released Claims; and (ii) waive any rights of subrogation, contribution, reimbursement or similar rights they may have in respect of or relating to the Blockchain Released Claims.

(b) The GRIID Releasing Parties, hereby (i) agree not to commence any legal proceedings against any of the Blockchain Released Parties in respect of the GRIID Released Claims, and (ii) waive any rights of subrogation, contribution, reimbursement or similar rights they may have in respect of or relating to GRIID Released Claims.

(c) The Blockchain Releasing Parties, hereby (i) agree not to commence any legal proceedings against any of the Adit Released Parties in respect of the Blockchain Adit Released Claims; and (ii) waive any rights of subrogation, contribution, reimbursement or similar rights they may have in respect of or relating to the Blockchain Adit Released Claims.

(d) The Adit Releasing Parties hereby (i) agree not to commence any legal proceedings against any of the Blockchain Released Parties in respect of the Adit Released Claims, and (ii) waive any rights of subrogation, contribution, reimbursement or similar rights they may have in respect of or relating to Adit Released Claims.

5. Representations. Each of the Parties hereto hereby represents and warrants to the others that (a) it has full authority to enter into this Agreement upon the terms and conditions hereof, (b) any individual executing this Agreement on its behalf and on behalf of any other Affiliates has the requisite authority to bind it and such Affiliates to this Agreement, and (c) it is the sole owner of all Claims, no other person or entity has any interest in such Claims, and none of the Claims being released by any of the parties has been assigned to a third party.

6. Governing Law. The validity, interpretation and enforcement of this Agreement and any dispute arising out of or in connection with this Agreement, whether sounding in contract, tort or equity or otherwise, shall be governed by the internal laws (as opposed to the conflicts of law provisions other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) and decisions of the State of New York.

7. Submission to Jurisdiction. All disputes between any of the Parties based upon, arising out of, or in any way relating to (a) this Agreement; or (b) any conduct, act or omission of any of the Parties, the Blockchain Released Parties, or the Griid Released Parties, in each case whether sounding in contract, tort or equity or otherwise, shall be resolved only by state and federal courts located in New York, New York and the courts to which an appeal therefrom may be taken.

8. Headings; Interpretation. The headings of this Agreement are inserted for convenience only and shall not affect the interpretation hereof. Each party has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule providing for interpretation against the party who causes the uncertainty to exist or against the drafter of this Agreement.

9. Amendment; Waiver. This Agreement may be amended modified or restated only by a written instrument executed by all Parties. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

10. Successors and Assigns. The parties agree that this Agreement shall be binding on, and inure to the benefit of, the parties hereto and their predecessors, successors and assigns.

11. Severability of Provisions. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby; except that if Section 1 is determined to be invalid, illegal or unenforceable then Section 2 shall not be valid or enforceable; if Section 2 is determined to be invalid, illegal or unenforceable then Section 1 shall not be valid or enforceable.

12. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

13. Counterparts. The parties may sign any number of copies of this Agreement. Each signed copy shall be original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

GRIID PARTIES:

GRIID HOLDCO LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

GRIID INFRASTRUCTURE LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and Manager

AVA DATA LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

DATA BLACK RIVER LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

GIB COMPUTE LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and Manager

[Signature Page to Settlement and Release Agreement]

JACKSON DATA LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

RED DOG TECHNOLOGIES LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and Manager

UNION DATA DINER LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and Manager

BADIN DATA LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

TULLAHOMA DATA LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

RUTLEDGE DEVELOPMENT & DEPLOYMENT LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

[Signature Page to Settlement and Release Agreement]

LAFOLLETTE DATA LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and President

GRIID HOLDINGS LLC

By:	/s/ James D. Kelly III
Name: James D. Kelly III
Title: Chief Executive Officer and Managing Member

[Signature Page to Settlement and Release Agreement]

LENDERS:

BLOCKCHAIN ACCESS UK LIMITED

By:	/s/ Nicolas Cary
Name: Nicolas Cary
Title: Director

AGENT:

BLOCKCHAIN ACCESS UK LIMITED

By:	/s/ Nicolas Cary
Name: Nicolas Cary
Title: Director

BLOCKCHAIN CAPITAL:

BLOCKCHAIN CAPITAL SOLUTIONS (US) INC.

By:	/s/ Nicolas Cary
Name: Nicolas Cary
Title: Director

[Signature Page to Mutual Settlement and Release Agreement]

ADIT:

ADIT EDTECH ACQUISITION CORP.

By:	/s/ David L. Shrier
Name: David L. Shrier
Title: Chief Executive Officer

SPONSOR:

ADIT EDTECH SPONSOR, LLC

By:	/s/ David L. Shrier
Name: David L. Shrier
Title: Chief Executive Officer

[Signature Page to Mutual Settlement and Release Agreement]